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                                                                  Exhibit 10.15

Elan International Services, Ltd.
c/o Elan Corporation, plc
Flatts, Smiths Parish
Bermuda, FL 04

Ladies and Gentlemen:

           Reference is made to the Securities Purchase Agreement ("SECURITIES PURCHASE AGREEMENT") dated as of January 21, 1999, by and between Elan International Services, Ltd ("EIS") and DOV Pharmaceutical, Inc. ("DOV"). This letter confirms and documents that EIS and its transferee affiliate Elan Pharmaceutical Investments, Ltd. hereby agree to the following: (1) EIS shall not exercise and hereby waives the Purchase Right, as defined in Section 6 of the Securities Purchase Agreement, to participate in the $7.07 million equity financing by DOV contemplated by the proposed enclosed form of purchase agreement with Biotechnology Value Fund, L.P., its affiliates and other investors, if any, that determine to participate (collectively, the ("INVESTORS") which is being carried out pursuant to the terms set forth in the attached form of preferred stock purchase agreement; (2) EIS hereby consents to the terms of the attached form of registration rights agreement among DOV and the Investors, which among other things (x),grants the Investors (and will grant EIS pursuant to an amendment to the registration rights agreement between EIS and DOV) demand registration rights six months following an initial public offering and reciprocally (y) permits EIS to participate in the Investors' demand registration rights; (3) EIS acknowledges and agrees that (x) its registration rights agreement with DOV is hereby amended among other things to allow the Investors to participate in EIS's demand registration right as further described in the attached form of registration rights agreement, and (4) pursuant to any rights (contractual, legal or otherwise) to which EIS is entitled, EIS hereby consents to the creation, and issuance to the Investors, of the Series C preferred stock more fully described in the attached form of certificate of designation and this consent constitutes any vote of the Class B preferred stock held by EIS required to approve such creation or issuance.
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           EIS and DOV hereby agree that they will promptly execute and deliver an amendment to the registration rights agreement between EIS and DOV that incorporates changes (and pending formal amendment will be treated as so amended) corresponding to those set forth in clauses (2) and (3).

           Please execute below to acknowledge your agreement with the foregoing terms.

Dated: June 20, 2000.

                                      DOV Pharmaceutical, Inc.

                                      By:  /s/ Bernard Beer
                                          --------------------------------------
                                          Name:  Bernard Beer
                                          Title: President

Acknowledged and Agreed to
this __day of June, 2000.

Elan International Services, Ltd. and
Elan Pharmaceutical Investments, Ltd.

By:  Elan Corporation, plc

By:
    ----------------------
    Michael Sember
    Vice President,
    Business Development


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           EIS and DOV hereby agree that they will promptly execute and deliver an amendment to the registration rights agreement between EIS and DOV that incorporates changes (and pending formal amendment will be treated as so amended) corresponding to those set forth in clauses (2) and (3).

           Please execute below to acknowledge your agreement with the foregoing terms.

Dated: June 20, 2000.


                                                      DOV PHARMACEUTICAL, INC.


                                                      By:
                                                         ---------------------
                                                         Name:
                                                         Title: President


Acknowledged and Agreed to
this __ day of June, 2000.

Elan International Services, Ltd. and
Elan Pharmaceutical Investments, Ltd.

By: Elan Corporation, plc

By:  /s/ Michael Sember
   ------------------------------------
   Michael Sember
   Vice President
   Business Development